EXHIBIT 10.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the use of our report dated May 27, 2003 and our Comments by Auditor for U.S. Readers on Canada - U.S. Reporting Difference (which contains an explanatory paragraph describing conditions that raises substantial doubt about the Company's ability to continue as a going concern as described in Note 1 to the consolidated financial statements) dated May 27, 2003 with respect to the consolidated financial statements of Tracer Petroleum Corporation for the year ended December 31, 2002 included in its 2002 Annual Report on Form 20-F.


Calgary, Canada                                     /s/ Ernst & Young LLP
July 22, 2003                                       Chartered Accountants